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                                                                 EXHIBIT 10.2(c)

                                                                  EXECUTION COPY




To:      Polaroid Holding Corporation (the "OBLIGORS' AGENT")
         1265 Main Street
         Waltham,
         Massachusetts 02451

Attn:    Treasurer

                                                               22 September 2004

                       SEVENTH WAIVER AND AMENDMENT LETTER

Ladies and Gentlemen:

1 The Obligors' Agent, Polaroid Corporation (formerly known as OEP Imaging Operating Corporation) ("POLAROID"), Polaroid Holding Corporation (formerly known as OEP Imaging Corporation), and certain subsidiaries of Polaroid (collectively, the "POLAROID GROUP") entered into a $100 million credit agreement dated July 29, 2002 with a group of lenders led by Citicorp USA, Inc. as Domestic Administrative Agent, Domestic Collateral Agent and Foreign Syndication Agent and Bank of America, N.A. as Foreign Administrative Agent, Foreign Collateral Agent (the "COLLATERAL AGENT") and Domestic Syndication Agent (as amended by a first waiver and amendment letter dated August 30, 2002, a second waiver and amendment letter dated March, 2003, a third waiver and amendment letter dated April, 2003, a fourth waiver letter - in two parts, both dated May, 2003, a fifth waiver and amendment letter dated August 5, 2003, and a sixth waiver and amendment letter dated 14 November 2003 (the "SIXTH AMENDMENT LETTER"), and as may be amended, restated or supplemented from time to time, collectively the "CREDIT AGREEMENT"). Pursuant to the terms of the Credit Agreement, the Polaroid Group entered into certain security arrangements in favour of the Collateral Agent on its own behalf and on behalf of each of the other Lenders.

2 Unless otherwise defined in this Letter, terms and expressions defined in (including by reference to another document) the Credit Agreement shall have the same meanings when used in this Letter.

3 Polaroid has requested an amendment to the Credit Agreement, more specifically an amendment to Section 5.2 (MINIMUM EBITDA) to reflect a revised minimum covenant for the 3rd and 4th Fiscal Quarters of 2004 and for the 1st Fiscal Quarter of 2005.

4 The Requisite Lenders have delivered their approvals of the requested amendment to Section 5.2 (MINIMUM EBITDA) set forth below.


5 On our own behalf and on behalf of each of the other Lenders, we agree that Section 5.2 (MINIMUM EBITDA) of the Credit Agreement shall be amended by

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         deleting the table therein in its entirety and replacing it with the following table, setting forth the requirements for minimum EBITDA for the periods described therein:

         -----------------------------------------------------
              FISCAL QUARTER                    MINIMUM EBITDA
         -----------------------------------------------------
         3rd Fiscal Quarter 2002                  not tested
         -----------------------------------------------------
         4th Fiscal Quarter 2002                  not tested
         -----------------------------------------------------
         1st Fiscal Quarter 2003                  not tested
         -----------------------------------------------------
         2nd Fiscal Quarter 2003                 $10,000,000
         -----------------------------------------------------
         3rd Fiscal Quarter 2003                 $20,000,000
         -----------------------------------------------------
         4th Fiscal Quarter 2003                 $40,000,000
         -----------------------------------------------------
         1st Fiscal Quarter 2004                 $44,000,000
         -----------------------------------------------------
         2nd Fiscal Quarter 2004                 $49,000,000
         -----------------------------------------------------
         3rd Fiscal Quarter 2004                 $38,000,000
         -----------------------------------------------------
         4th Fiscal Quarter 2004                 $12,500,000
         -----------------------------------------------------
         1st Fiscal Quarter 2005                  $2,500,000
         -----------------------------------------------------
         2nd Fiscal Quarter 2005                 $53,000,000
         -----------------------------------------------------

6 The Requisite Lenders have required the following amendment to be made to the Credit Agreement:

         6.1      the definition of "AVAILABLE DISCRETIONARY BASKET AMOUNT" in
                  Section 1.1 (DEFINED TERMS) of the Credit Agreement shall be amended and restated in its entirety as follows:

                  "AVAILABLE DISCRETIONARY BASKET AMOUNT" means, as of any date of determination, an amount equal to (a) the Discretionary Basket Amount minus (b) the aggregate amount of any (i) Permitted Acquisitions/Investments, (ii) Additional IDP Venture Expenditures and (iii) Additional Capital Expenditures, which in each case have been designated in writing to the Administrative Agents as being made out of the Discretionary Basket Amount.

         6.2 the definition of "PERMITTED STOCK REDEMPTIONS" in Section 1.1 (DEFINED TERMS) of the Credit Agreement shall be deleted in its entirety;

         6.3 the definition of "FIXED CHARGES" in Section 1.1 (DEFINED TERMS) of the Credit Agreement shall be amended and restated in its entirety as follows:

                  "FIXED CHARGES" means, for any Person for any period, the sum of (a) the Cash Interest Expense of such Person for such period, (b) the principal amount of Financial Covenant Debt of such Person and each of its Subsidiaries determined on a consolidated basis in conformity with GAAP having a scheduled due date during such period and (c) all cash


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                  dividends payable by such Person and its Subsidiaries on Stock in respect of such period to Persons other than such Person and its Subsidiaries.

         6.4 the definition of "TANGIBLE NET WORTH" in Section 1.1 (DEFINED TERMS) of the Credit Agreement shall be amended by deleting the following at the end of the definition:

                  ", and including in the determination of Total Assets of such Person at such date, any actual amount or liability recorded by such Person in conformity with GAAP that is related to the Permitted Stock Redemptions under this Agreement".

         6.5 paragraph (b) of Section 8.5 (RESTRICTED PAYMENTS) shall be deleted in its entirety and replaced with the following:

                  "(b)     [Intentionally Blank];".

         6.6 paragraph (g) of Section 8.5 (RESTRICTED PAYMENTS) shall be deleted in its entirety and replaced with the following:

                  "(g)     [Intentionally Blank];".

7 In accordance with Section 11.1 (AMENDMENTS, WAIVERS, ETC.) of the Credit Agreement, on our own behalf and on behalf of each of the other Lenders, we agree that the amendments requested above shall take effect from and after:

         7.1 such time as the Requisite Lenders have delivered their approvals thereof; and

         7.2 the receipt of an amendment fee (the "AMENDMENT FEE") payable to each Lender of 20 basis points on the amount of such Lender's outstanding Commitments under the Credit Agreement.

         For the avoidance of doubt:

         (a) with regards to the calculation of Tangible Net Worth as it relates to the requirement under Section 5.3 (MAINTENANCE OF TANGIBLE NET WORTH) of the Credit Agreement, the calculation shall allow for the add-back of Permitted Stock Redemptions (as defined in the Sixth Amendment Letter) completed prior to the effective date of this Letter; and

         (b) with regards to the calculation of Available Discretionary Basket Amount as it relates to the requirement contained in the definition of "AVAILABLE DISCRETIONARY BASKET AMOUNT" under Section 1.1 (DEFINED TERMS) of the Credit Agreement, the calculation shall allow for the deduction of Permitted Stock Redemptions (as defined in the Sixth Amendment Letter) completed prior to the effective date of this Letter.


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8        The Obligors' Agent, on behalf of itself and each of the other Loan
         Parties, hereby certifies, after careful consideration, that the following statements are true on the date hereof:

         8.1 the representations and warranties set forth in Sections 4.1, 4.2, 4.5, 4.7 (save for such litigation as more particularly set out in the Schedule attached hereto), 4.8, 4.9, 4.10, 4.11(b), 4.11(d), 4.12, 4.14, 4.15(a), 4.15(b), 4.16(c),
                  4.16(d), 4.17(a), 4.17(b) and 4.18 of Article IV
                  (REPRESENTATIONS AND WARRANTIES) of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date; and

         8.2 no Default or Event of Default has occurred and is continuing on the date hereof.

9 The Obligors' Agent, on behalf of itself and each of the other Loan Parties, confirms its agreement to the above amendments and that the Loan Parties' obligations under the Loan Documents to which they are parties remain in full force and effect notwithstanding the making of such amendments.

10 The Obligors' Agent confirms that in entering into this Letter it is acting on its own behalf and as Obligors' Agent for the other Loan Parties under Section 11.19(b) (US OBLIGORS' AGENT) and Section 11.19(a) (FOREIGN OBLIGORS' AGENT) of the Credit Agreement.

11 Save as amended or waived by this Letter, the provisions of the Credit Agreement shall continue in full force and effect and the Credit Agreement and this Letter shall be read and construed as one instrument. This Letter is a Loan Document.

12 Please sign and return the attached copy of this Letter to signify your acceptance of its terms and conditions. This Letter may be executed in counterparts each of which shall be deemed to constitute an original.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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13       This Letter and the rights and obligations of the parties hereto shall be is governed by, and construed and interpreted in accordance with, the law of the State of New York.

Yours faithfully



/s/ Keith R. Gerding                          /s/ Charles Hodgson
--------------------                          -------------------------------
For and on behalf of                          For and on behalf of
CITICORP USA, INC.                            BANK OF AMERICA, N.A.
as Domestic Administrative Agent              as Foreign Administrative Agent




/s/ Keith R. Gerding                          /s/ Richard Levenson
--------------------                          -------------------------------
For and on behalf of                          For and on behalf of
CITIBANK, N.A.                                BANK OF AMERICA, N.A.
as Lender                                     as Lender




/s/ William Welsh                             /s/ John Halloway
--------------------------------------        -------------------------------
For and on behalf of                          For and on behalf of
NATIONAL CITY COMMERCIAL FINANCE, INC.        UPS CAPITAL CORPORATION
as Lender                                     as Lender
now known as
National City Business Credit, Inc.



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To:      Citicorp USA, Inc.
         as Domestic Administrative Agent

         Bank of America, N.A.
         as Foreign Administrative Agent

We acknowledge receipt of the Letter and hereby confirm our agreement to the terms and conditions thereof.

Yours faithfully



/s/ Sean Lannan, VP, Treasurer

---------------------------------
For and on behalf of
POLAROID HOLDING CORPORATION
(acting on its own behalf and as Obligors' Agent on behalf of each other Loan Party at the date hereof)


Date:  Sep. 22, 2004
     ----------------


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